UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2016

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street

Suite 250

Houston, Texas 77058

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Vertex Energy, Inc. (the “Company”, “we” and “us”) was held on June 9, 2016 (the “Meeting”). At the Meeting, an aggregate of 23,804,072.57 voting shares, or 61.3% of our 38,832,036 total outstanding voting shares (including shares of our common stock, Series A Convertible Preferred Stock, Series B Preferred Stock, and Series C Convertible Preferred Stock, which vote together as a single class) as of April 21, 2016, the record date for the Meeting (the “Record Date”), were present at or were voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting (as described in greater detail in the Company’s Definitive Schedule 14A Proxy Statement filed with the SEC on April 25, 2016, the “Proxy”), with the results of such voting as follows:

Proposal
		For	Against
1)

The election of six (6) Directors to the Company’s Board of Directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal:

	a) Benjamin P. Cowart	23,635,731.57	168,341
	b) Dan Borgen	23,632,890.57	171,182
	c) David Phillips	23,631,590.57	172,482
	d) Christopher Stratton	23,631,890.57	172,182
	e) Timothy Harvey	23,136,031.57	668,041
	f) James P. Gregory Harvey	23,635,031.57	169,041

		For	Against	Abstain
2)	To ratify the appointment of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2016	23,697,717.57	3,097	103,258

		For	Against	Abstain
3)	To approve, by a non-binding vote, the compensation of the Company’s named executive officers	23,331,732.57	349,720	122,620

		1 Year	2 Years	3 Years	Abstain
4)	To recommend, by non-binding vote, the frequency of holding advisory votes on the compensation of the Company’s named executive officers	13,030,805.57	130,723	10,358,858	283,686

As such, each of the six (6) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in its proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal,  Proposals 2 and 3 were separately approved and ratified by the affirmative vote of a majority of the votes cast on each proposal (notwithstanding the fact that Proposal 3 is non-binding), and “1 Year” received a majority of the votes cast on the recommended frequency of future advisory votes on named executive’s compensation. There were no broker non-votes cast at the Meeting.

Due to the fact that stockholders holding 55.4% of the total shares voted for Proposal 4, voted in favor of holding future advisory votes on executive compensation of our named executive officers every “1 Year”, the Board of Directors has determined that the Company will hold future non-binding, advisory votes of stockholders to approve the compensation of the named executive officers every “1 year” until the next non-binding, advisory stockholder vote on the frequency of stockholder votes on executive compensation, currently scheduled to occur at our 2019 annual meeting of stockholders, or until the Board of Directors otherwise determines a different frequency for such non-binding, advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: June 14, 2016	By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer